UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  June 29, 2006

                                  ECZ, INC.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

             Nevada                  000-51870                20-0667864
---------------------------    ------------------------    ------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

                   7925 N. Espe, Spokane, WA  99217-9788
        -------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

             (509) 922-8804                   (509) 922-8455
     ---------------------------       -------------------------------
     (Issuer's Telephone Number)            (Issuer's Fax Number)



               3415 Ocatillo Mesa Way, North Las Vegas, NV 89031
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 29, 2006, Integrated Micrometallurgical Systems, Inc. ("IMS"), a Nevada corporation and ECZ, Inc., ("ECZ") a Nevada corporation entered into an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby IMS has acquired all the outstanding shares of common stock of ECZ from its sole stockholder in an exchange for $4,000 cash in a transaction where IMS is the successor corporation. The Merger was approved by the unanimous consent of the Board of Directors of IMS on June 29, 2006.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, IMS is the successor issuer to ECZ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for IMS to succeed to the registration status of ECZ under the Exchange Act pursuant to Rule 12g-3.
ECZ, a reporting company was not engaged in any business. ECZ was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein.
(See Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

REGISTRANT'S BUSINESS
---------------------

ECZ, Inc. was incorporated under the laws of the State of Nevada on December

21, 2005. The Company was formed as a blank check company for the purpose of seeking to complete a merger or business acquisition transaction. The Company has been in the developmental stage since inception and has conducted virtually no business operations other than organizational activities. The Company has no full-time employees and owns no real estate or personal property.

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC.'S BUSINESS
------------------------------------------------------

Integrated Micrometallurgical Systems, Inc. ("IMS"), was incorporated in Nevada on May 10, 2004.

IMS markets a unique processing technology and custom equipment in the field of industrial coatings or sometimes referred to as metal protection technologies. The Company utilizes a proprietary technology called NeoMetx(tm) for its coating process. NeoMetx(tm) technology offers metal surface coating to reduce friction, wear, and corrosion of mechanisms with direct metal-to-metal contact. Conventional methods of metal coating generally consist of thermal spray of layers of material onto the surfaces to reduce friction and wear, which subsequently require maintenance as surface treatments often crack, chip, peel and delaminate. The NeoMetx(tm) technology creates a new surface, which alters the molecular structure of the surface metal, by dispersing dry chemical compounds into the substrate of the treated piece. The end product becomes part of the metal and is unlike conventional treatments where layers have to adhere to the surface.

NeoMetx(tm) has been developed by Dr. Paul Vose. Dr. Vose, as the inventor holds the patent pending applications on this process, which have been assigned to the Company pursuant to an existing exclusive License Agreement between Dr.
Voss and the Company.   Dr. Vose is not a shareholder in the Company, but will
receive certain consideration in the form of a royalty for all goods and services sold by the company. The license of this technology to IMS to to continue Research and Development, as well as to undertake commercialize of the processing technology.

The exclusive License Agreement relates to intellectual property, trade secretes and several applications for patents. Below is a summary and status of the various patent applications and trademarks filed as of this date and to be owned by the Company.

A patent filed October 12, 2004 titled Compositions and Methods Relating to Tribology. Filing Receipt # *OC000000014332796*. Code for filing abroad under the Paris Convention is serial number US60/618,285. This is the master patent by which all other patents will be based. Response to first set of comments from U.S. Patent and Trade Office was filed on October 4, 2005 including a response to file missing parts including declaration, the legal assignment to Integrated Micrometallurgical Systems, Inc. with copy of the license agreement, formal figures and preliminary amendments. A secondary set of comments from the U.S. Patent and Trade Office is expected in September or October 2006. Current status is Patent Pending and management of IMS believes confirmation will be forthcoming.

A second patent application was filed as a provisional on December 16, 2004 titled Systems and Methods Related to Particle Kinematics and Recycling of Lubricating Bombardment Particles Relating to Tribology. Based within the master patent, this patent deals with the proprietary designs of the mechanisms for delivery of the NeoMetx technology. Serial number is 60/637,323 and the file number is 2353-2-2. The provisional was converted from provisional status to standard patent application on November 29, 2005. This Patent is currently pending and we are expecting comments from U.S. Patent and Trade Office in fourth quarter 2006.

A copy of the patent titled Compositions and Methods Relating to Tribology was filed with the International Bureau of WIPO on October 11, 2005. The filing receipt is PCT/US2005/036915. The patent was accepted under the Patent Cooperation Trade Agreement and published on April 20, 2006 under publication number WO 2006/042317 A2.

A patent application for Malaysia was filed on October 11, 2005 under the title Compositions and Methods Relating to Tribology based on application numbers US 60/618,285 & US 11/183,178. The Malaysian Patent Application was assigned number PI 20054777. Status is Patent Pending and awaiting a request for examination date on or before October 11, 2007.

The trademark NeoMetx, was filed November 4, 2004 and received a file number:
78-511,379 by the USPTO. Final acceptance and confirmation for trademark use under file number: 78-511,379 granted February 2, 2006.

IMS plans to commercialize this technology through variety of strategies; 1) through licensing activities and sales of disposable compounds; 2) through the sale of custom processing equipment; and 3) by processing metal components for third parties as a vendor. IMS, subject to securing additional working capital with move forward with the commercialization process, while at the same time continuing to conduct a Research and Development effort to further improve the potential of this technology and discover new applications.


Business Strategy
-----------------

Integrated Micrometallurgical Systems, Inc. markets a processing technology and sells custom processing equipment which is tailored to specific applications in the field of industrial coatings. The general objectives of the processes available in the industrial coating field are increased resistance against wear and corrosion. IMS' process results in the final product with at least the same or better performance than other products on the market, which are more complex than the IMS process. One of the major advantages of the IMS process is that its coating procedure can be applied at "normal" atmospheric conditions and deliver a finished end product with an integrated-reengineered surface without a layer on top of the original surface. This makes the IMS product easier to apply, at a lower cost and there is no compromise in the tolerances of the component.

While many of the other coating processes could be replaced by the IMS NeoMetx(tm) process, the realistic characterization is that this transition will take time, but because it offers a lower cost with improved performance, over time it can replace some of the coating processes currently being used.


Industry
--------

The industry field in which IMS is operational is the metal Coating Industry. The purposes for which a coating is applied to metal can basically be described by three categories.

1) Protection of the piece to which the coating is applied, to help prevent corrosion.

2) Change the characteristics of the surfaced of the piece to help reduce friction.

3)  Beautification of metallic component, to change its cosmetic appearance.

Marketing Strategies
--------------------

Integrated Micrometallurgical Systems, Inc. plans to expand its business by undertaking the following marketing strategies:

o Develop customer specific solutions to surface engineering issues, with emphasis on industries which require solution for increased lubrication, enhanced corrosion resistance, increased longevity of parts with heavy friction use.

o Design, produce and deliver custom application and processing equipment for utilization of low and high quantity applications.

o  Produce and deliver approximately 50 different chemical compounds.

o Enter into exclusive and/or non-exclusive license agreements with customers/distributors in the U.S. and worldwide.

o Surface treatment of singular or small quantity parts as a service to specific companies, organizations or government agencies.


Competition
-----------

In the field of coating and surface treatment, many different processes are known today. The field includes a number of well established competitors, who have more years of experience in the coating industry and are better financed to capture market share of the metal coating business. Some of the larger competitors in the coating arena include: Praxair Surface Technologies, Inc., Akzo Nove, Inc., Balzer, Inc., White Engineering, Inc., Accurate Metallizaing, Inc., Northeast Coating, Inc., Precision Coating, Inc., Metallurgical Processing, Inc., Sulzer Plasma, Inc. South West Impreglon, Inc. Each of these companies covers an extensive spectrum of different coating processes.

Employees
---------

The Company currently has two employees, who also serve as officers and directors of the Company. Until the Company can demonstrate profitability on a consistent basis, the Company does not plan on adding any new full time employees.

RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.

(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements from inception on December through its year end for December 31, 2005. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twelve (12) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.

(c)  COMPETITION

IMS faces intense competition from larger and better-established companies. Management expects the competition to intensify in the future. Pressures created by IMS' competitors could negatively impact its business, results of operations and financial condition.

Some of IMS' potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, IMS' competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of IMS' competitors with other revenue sources may be able to devote greater resources to research to identify improved coating processes. Increased competition may result in reduced operating margins, loss of market share and diminished value in the IMS brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors.

New technologies and the expansion of existing technologies may increase competitive pressures on the Company by enabling its competitors to offer products at a lower cost. Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.

(d)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies heavily upon the services and expertise of three key individuals. In order to implement the business plan of the Company, management recognizes that additional staff will be required. No assurances can be given that IMS will be able to find suitable staff that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.

(e) THE COMPANY IS DEPENDENT ON A SINGLE TECHNOLOGY.

IMS has one metal coating process to market. There are no assurances that this coating process and the related disposable compounds utilized in the process might fail because it cannot deliver reproducible results. Further, the treated surface might change its characteristic over time and not differ from competing processes. There are many unknowns concerning their sole product.
If the product ever becomes widely used, it is subject to greater risks that the product could fail when used in a mass production process.

(f) RISKS ASSOCIATED WITH ACQUISITIONS MAY NOT BENEFIT THE COMPANY AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, IMS would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(g)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 7925 N. Espe, Spokane, WA. IMS has a rented workshop/lab facility with approximately 2,100 sq. feet usable space and approximately 510 sq. feet available for expansion. This facility includes a semi-clean room with microscope equipment. It houses all process equipment and test facilities necessary to execute the tasks related to services and products offered by the company.


CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer are as follows:

Name              Age                Position
-------------     ---                --------------------------
Werner Huss       63                 Chairman, President, CEO
Larry K. Davis    46                 Director, COO & VP
Jake Huber        63                 Director
Ted Wagner        46                 Director & VP
----------------------------------------------------------------

H. Werner Huss:  President & CEO, Chairman of the Board
-------------------------------------------------------

Mr. Huss graduated Diplom Ingenieur Electrical Engineering, with emphasis on Electronics, from the Technical University in Munich/Germany. He currently serves as President and Chairman of IMS. He was recently involved in Consulting for several start-up companies with promising new technologies, advising them in business and marketing matters. Previously, he has served in many functions in different companies here in the U.S. and in Europe, most notably in executive positions of several high tech companies in different industries, such as: President, Euromissile G.I.E. in Paris/France (a management and sales company for missile systems, in the EADS Group - European Aeronautics Defense and Space Company); President, MEADS International, Inc., in Orlando/Florida (tri-national management company for the Medium Extended Air Defense System, under contract from NAMEADSMA, the NATO agency in Huntsville, AL, managing this tri-national system under joint development in the U.S., Germany, and Italy); President, Magnetic Transit of America, Inc., in Los Angeles, CA (engineering and marketing company for a Mag-Lev Transportation system for inner urban use; a subsidiary of AEG/Daimler-Benz); General Manager of IBCOL Technical Services GmbH, in Munich/Germany (internationally operating marketing and sales company, mainly in the fields of aircraft, aircraft parts, transportation systems, security and surveillance systems, medical systems); Program Manager for a mobile air defense system at Euromissile, Paris/France and at MBB, Munich/Germany. His experience includes: (a) Program Management (complex technical projects); Extensive experience in all aspects and phases, from concept through design, industrialization, production, and logistics, (b) Company Management (Executive Management): Extensive hands-on experience in founding and managing of companies of various sizes, including the development of the business, business plans, financing and control, contracting, and license contracts, (c) Marketing and Sales: Extensive contacts with customers on all continents through marketing and sales missions and contracts. Extensive knowledge of business in various countries. He speaks German, French and English fluently, and Spanish on a working level.


Larry Davis:  Vice President & COO, Director
--------------------------------------------

Mr. Davis attended East Tennessee State University, majoring in Industrial Electronic Technology with an emphasis in Business Management. Mr. Davis also attended Sheppard Technical University, where he received a Technical Degree in Advanced Digital Technology. Mr. Davis has recently served as President & Director of Titus Group, LLC, a private technical consulting company mainly active in the field of surface engineering. Mr. Davis was previously a Field Engineer for Sacred Heart Medical Center's engineering department as well as Project Manager for contractual compliance of outside contractors. He has also previously worked for Instrumentation Laboratories involved with production, quality assurance, and product development. He has also served as Senior Program Manager/ Engineer for companies such as Pulau Electronics Corporation and Ferranti International Corporation, as well as Liaison for Government Contracting. Mr. Davis is a veteran of The United States Air Force. He has also held high level security clearances.

Dr. Jake Huber:  Director
-------------------------

Dr. Huber received a B.S. in Mechanical Engineering Technology (Management minor) from Southern Illinois University, Carbondale, Illinois, in 1969, a M.S. in Mechanical Engineering Design (Management minor), from Southern Illinois University, Carbondale, Illinois in 1970 and a Ph.D. in Technical Education (double minor in Business Administration and Statistics/Research Design) from Oregon State University in 1973. He currently is the owner and manager of four real-estate development and construction firms operating in the state of Nevada. He operates a real estate partnership that is an investor and developer for 125 Community Living homes for the handicapped. Dr. Huber was the founder and president of Sierra Composite Design, Inc. This firm designed and manufactured components fabricated of advanced composite materials and polymers to customers in the military, aerospace, commercial, and medical fields. Flame-proof (2,000 F) composite structures were developed for the SAAB/Fairchild 340, Lear Fan 2100, and the Beech Starship aircrafts. Ballistic resistant structures were developed for the Army's Bradley Fighting Vehicle (tank), and radiolucent (stealth) injection-molded devices were developed for use in various medical and surgical applications. Dr. Huber has held very high military security clearances. Dr. Huber was a founder and president of Electromotive Technology Corporation. This private company was an advanced high-tech electro/mechanical engineering firm, which developed a high-output electrical generating system for use on aircraft and future automobiles. This single-customer company worked directly for the Design Center of Ford Motor Co. in Detroit. He was also the founder and manager of Alta Manufacturing Co., LLC. Alta is a single customer company created to develop a portion of a new military weapon system. He has personally supervised $25,000,000 worth of residential and light commercial construction (over 350 units). As an Associate Professor he personally supervised over 250 research and development projects during his nine years of university tenure from the proposal writing stage through to the final report, including all technical personnel. He personally financed and managed seven successful startup businesses in such areas as aerospace engineering, composite materials, neuro-surgical devices, automotive engineering, real-estate development, and construction. He also published 39 professional papers and articles in the areas of engineering, manufacturing, technical education, grantsmanship, and R&D management.

Ted Wagner:  Director and Vice President
----------------------------------------

Mr. Wagner graduated from Washington State University in 1993 with a Bachelor of Science degree in Mechanical Engineering. He then worked at Johnson Matthey, a manufacturer of hig purity metals used in computer chips. In 1993, he began working at RAHCO International, Inc., a custom mining equipment designer and manufacturer. While at RAHCO, Mr. Wagner developed equipment systems for some of the largest surface mines in the world, including properties owned by BHP-Billiton, Codelco, and Phelps-Dodge. As part of the supply of those systems, he helped coordinate the work of other manufacturers, such as Thyssen-Krupp and MAN-Takraf, as well as fabrication shops in North and South America. Mr. Wagner has hands-on experience with heavy equipment and conveyor belt systems as one of the start up engineers on the Cananea, Mexico copper project where RAHCO comissioned mobile mining equipment. In 1999, he became Senior Application Engineer for RAHCO, integrating different bulk material handling methods to solve complex material handling problems for clients. In 2004, he was selected as one of the Lead Engineers for the mobile material handling system on the copper heap leach pad at the Chuquicamata Mina Sur project in Chile.


Dr. Paul V. Vose:  Chairman, Scientific Advisory Board
------------------------------------------------------

Prior to serving with IMS in the capacity of Chairman of the Scientific Advisory Board, Dr. Vose served as Vice President with Titus Group, LLC, a private consulting firm whose work included advanced surface analysis and lubricity solutions for companies such as Mahle of Germany and Delphi Automotive Systems. Dr. Vose also served as Chief Technical Officer for Enerphaze Corporation which was involved in advanced surface coating technologies. Prior to Enerphaze, Dr. Vose was the Chief Operating Officer of the Institute for Musculoskeletal Medicine. Dr. Vose was responsible for the day-to-day operations of the Institute's business, strategic development, contract negotiations, and public relations. Dr. Vose was previously the Director of Technical Operations for M.E.D. of America, where he was responsible for developing and overseeing procedures and protocols for managing the mobile diagnostic units. Dr. Vose was also Director of Research and Development for Tri-Tek Diagnostics, where his responsibilities included oversight of all research activities. Dr. Vose has served as a process scientist in research and development with companies such as Weyerhaeuser and Paragon Corporation. While at Weyerhaeuser, he was responsible for the design and implementation of lab testing with respect to polymer absorbent compounds. He has specialized in alternative forms of initiating catalytic reactions for high production continuous motion manufacturing. He has served as a research associate and participated in major national grant-supported research while attending college, where he specialized in chemical and spectral analysis related to isolation of compounds. Dr. Vose earned his undergraduate from Central Washington University, an M.S. from the University of Washington, and a PhD from Life University of San Lorenzo, CA. Dr. Vose has extensive backgrounds in Chemistry, Biology, and Physics.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received annual compensation during the fiscal year ended December
31, 2005.   IMS intends to pay salaries when cash flow permits.



SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
For ECZ, Inc.:

Edward Zimmerman, Jr.
    Former CEO     2006        -0-          -0-           -0-
                   2005        -0-          -0-           -0-

For Integrated Micrometallurgical Systems, Inc.:

H. Werner Huss
    Chairman       2005    $32,500          -0-           -0-
    President/CEO  2004    $15,000          -0-           -0-

Larry K. Davis
    Director       2005    $65,245          -0-           -0-
    COO            2004    $41,798          -0-           -0-

Dr. Jake Huber     2005        -0-          -0-           -0-
    Director       2004        -0-          -0-           -0-

Ted Wagner
    Director & VP  2005        -0-          -0-           -0-
-------------------------------------------------------------------------------

Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/  Payouts
Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
For ECZ, Inc.:
Edward Zimmerman, Jr.
    Former CEO     2006    -0-           -0-                -0-      -0-
                   2005    -0-           -0-                -0-      -0-

For Integrated Micrometallurgical Systems, Inc.

H. Werner Huss
    Chairman       2005    $32,500       -0-                -0-      -0-
    President/CEO  2004    $15,000       -0-                -0-      -0-

Larry K. Davis
    Director/COO   2005    $65,245       -0-                -0-      -0-
                   2004    $41,798       -0-                -0-      -0-

Dr. Jake Huber
    Director       2005       -0-        -0-                -0-      -0-
                   2004       -0-        -0-                -0-      -0-

Ted Wagner
    Director & VP 2005       -0-         -0-                -0-      -0-


------------------------------------------------------------------------------


The Company currently does not have employment agreements with its executive officers/directors. The officers will not be compensated for services previously provided. They will receive no accrued remuneration.

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

IMS Common Stock, $0.001 par value, is not traded on any market medium.


DESCRIPTION OF ECZ THERAPISTS SECURITIES

In accordance with its amended and restated certificate of incorporation, ECZ Therapists is authorized to issue up to 75,000,000 shares of Common Stock, par value $0.001 per share. As of December 31, 2005, there were 200,000 shares of Common Stock issued and outstanding. There is no Preferred Stock authorized.


INTEGRATED MICROMETALLURGICAL SYSTEMS, INC. COMMON STOCK

On May 10, 2004, the Company issued 8,500,000 shares of its $0.001 par value common stock for $8,500 cash.

During 2004, the Company completed a private offering of shares of common stock of the Company pursuant to Regulation D, Rule 506 of the Securities Act of 1933, as amended, whereby it sold 1,325,000 shares of the Common Stock of the Company for cash of $265,000.

During 2005, the Company completed a public offering of shares of common stock of the Company pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended, whereby it sold 782,500 shares of the Common Stock of the Company for cash of $156,500.

As of June 29, 2006, there were 11,090,000 shares of Common Stock issued and outstanding. IMS has 200,000,000 shares, par value $0.001, authorized.

During the year ended December 31, 2004, the Company granted to its founding officers 2,525,000 options to purchase shares of common stock. This amount was 15% of the shares these same officers purchased for par.

On May 25, 2004, the Company signed an agreement with Dr. Paul Vose, a consultant, who granted exclusive rights to patents and applications relating to the patents for use by the Company. These patents are related to the NeoMetx{trademark} technology that is the foundation of the Company's business plan. Under the agreement, the Company will pay to Dr. Vose $25,000 cash and 1,250,000 options valued at $112,500 in a one-time payment, due May 25, 2007. (See Financial Note 6.) The Company also agrees to pay to Dr. Vose a 3% royalty on the net selling price of any products, equipment, consumables or services sold by the Company that uses the technologies under the patents.

The fair value of each option granted is estimated on the grant date using the Black Scholes Option Price Calculation. The following assumptions were made in estimating fair value: risk-free interest rate of 5%; volatility of 50%; expected life of 3 years; no dividends to be paid. The value of the options was $0.07 per share, or $89,250, which has been expensed as a consulting fee.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local
Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

Market For IMS's Common Stock
-----------------------------


Integrated Micrometallurgical Systems, Inc.'s Common Stock is not traded on any exchange.

Item 5.01 Changes in Control of Registrant

On June 29, 2006, Edward Zimmerman, Jr. resigned as the sole officer and director of the Registrant and IMS's directors became the Director of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholder of the Registrant and their associates with respect to the election of the Registrant's directors or any other matter that might result in a change of control of the Registrant.

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, IMS is the successor issuer to ECZ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for IMS to succeed to the registration status of ECZ under the Exchange Act pursuant to Rule 12g-3. ECZ, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. IMS, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of ECZ resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of ECZ become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of June 29, 2006 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                      Amount
Title   Name and Address                             of shares      Percent
of      of Beneficial                                held by          of
Class   Owner of Shares               Position        Owner          Class(1)
----------------------------------------------------------------------------
Common   Werner Huss(2)               Chairman       1,950,000       17.58%
Common   Larry K. Davis(3)            Director/COO   2,500,000       22.54%
Common   Jake Huber(4)                Director         300,000        2.70%
Common   Ted Wagner(5)                Director/VP      100,000        0.90%
Common   Tam Cheuk Ho(6)              Shareholder    1,000,000        9.02%
Common   Wong Wa On Edward(7)         Shareholder    1,000,000        9.02%

---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (5 persons)                              4,850,000       43.72%

(1) The percentages listed in the Percent of Class column are based upon 11,090,000 issued and outstanding shares of Common Stock and of June 29, 2006.
(2)  Werner Huss, 1328 So. Bundy, #2, Los Angeles, CA. 90025
(3)  Larry K. Davis, 7925 N. Espe, Spokane, WA  99217-9788
(4)  Jake Huber, 405 Tenagaln, Verdi, NV. 89439
(5)  Ted Wagner, 35925 N Pike Road, Deer Park, WA  99217-9788
(6)  Tam Cheuk Ho, Room 2105, West Tower, Shun Tak Centre,
     168-200 Connaught Road Central, Sheung Wan, Hong Kong
(7)  Wong Wa On Edward, Wong Wa On Edward, Unit 2301-2, 23/F.,
     SUP Tower, 75-83 King's Road, North Point, Hong Kong


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 29, 2006, ECZ accepted the resignations of Edward Zimmerman, Jr. as Officer and Director and H. Werner Huss, Larry K. Davis, and Jake Huber became the Directors of the Registrant.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Effective as of June 29, 2006, the Registrant's Board of Directors will amend its Articles of Incorporation and By-laws. The Articles of Merger change the name of Registrant from ECZ, Inc. to Integrated Micrometallurgical Systems, Inc. (See Exhibit A, of Merger Agreement filed as an exhibit to this Current Report on Form 8-K.)

Integrated Micrometallurgical Systems, Inc. will change the Registrant's fiscal year to end June 30.

Item 5.06. Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 and Item 5.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01  Other Events

Based on the acquisition of Integrated Micrometallurgical Systems, Inc., the Registrant has moved its headquarters from 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031 to 7925 N. Espe, Spokane, WA 99217-9788, effective
June 29, 2006.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of IMS for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibit 99.2 the audited consolidated financial statements of IMS for the period from May 10, 2004 (inception) to December 31, 2005.

The required financial statements of ECZ for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibit 99.4 the audited consolidated financial statements of ECZ for the period from May 10, 2004 (inception) to December 31, 2005.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of IMS for are included herein. This Current Report provides exhibit 99.3 and the unaudited pro forma consolidated financial information of the ECZ, Inc. and IMS of Henderson, Inc.

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between ECZ, Inc. and Integrated Micrometallurgical Systems, Inc., Inc. dated June 29, 2006.

        10.1* Exclusive Technology License and Right to Purchase Patents Agreement between Integrated Micrometallurgical Systems, Inc. and Paul Vose dated May 25, 2004.

        10.2* Consulting Agreement between Integrated Micrometallurgical Systems, Inc. and American Defense International, Inc. dated February 10, 2005.

        99.1* Audited Financials for Integrated Micrometallurgical Systems, Inc., through December 31, 2005.

        99.2* Reviewed Financials for Integrated Micrometallurgical Systems, Inc., through March 31, 2006.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the ECZ, Inc. and Integrated Micrometallurgical Systems, Inc.


---------------------
*This filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Integrated Micrometallurgical Systems, Inc.
                                    (formerly ECZ, Inc.)
                           -------------------------------------------
                                         Registrant

                                By: /s/ H. Werner Huss
                                ------------------------------------
                                 Name:  H. Werner Huss
                                 Title: President and Director

Dated:  June 29, 2006

                                  Exhibit Index

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between ECZ, Inc. and Integrated Micrometallurgical Systems, Inc., Inc. dated June 29, 2006.

        10.1* Exclusive Technology License and Right to Purchase Patents Agreement between Integrated Micrometallurgical Systems, Inc. and Paul Vose dated May 25, 2004.

        10.2* Consulting Agreement between Integrated Micrometallurgical Systems, Inc. and American Defense International, Inc. dated February 10, 2005.

        99.1* Audited Financials for Integrated Micrometallurgical Systems, Inc., through December 31, 2005.

        99.2* Reviewed Financials for Integrated Micrometallurgical Systems, Inc., through March 31, 2006.

        99.3*     Unaudited Pro Forma Consolidated Financial Information of
                  the ECZ, Inc. and Integrated Micrometallurgical Systems, Inc.
---------------------
*This filing.